QUAKER® INVESTMENT TRUST

Supplement dated August 23, 2010
To the Prospectus Dated October 28, 2009 for the
QUAKER GLOBAL TACTICAL ALLOCATION FUND

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus.

Effective August 23, 2010, the following replaces text found in the Risk and Return Summary section under the heading “Principal Investment Strategy” on page 2 of the Tactical Allocation Funds' Prospectus.

The Fund:
•
Invests its assets in common stocks of U.S. companies and common stocks and American Depository Receipts (“ADRs”) of foreign companies without regard to market capitalization.  ADRs are receipts issued by a U.S. depository (usually a U.S. bank) that represent an ownership interest in an underlying foreign security that is held by the depository).  Under normal circumstances, the Fund will invest at least 40% of its net assets in common stocks and ADRs of foreign companies;

QKPSGTA 082010